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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 12, 2005


                         DEUTSCHE ALT-A SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                 333-100676                                   35-2184183
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)



60 Wall Street
New York, NY                                                                                       10005
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)
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Registrant's telephone number, including area code, is (212) 250-7010.
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




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))





Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

                  On or about January 27, 2005, the Registrant will cause the issuance and sale of approximately $805,200,000 initial principal amount of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee.

Structural Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Structural Term Sheets") in written form, which are in the nature of data tables.

                  The Structural Term Sheets have been provided by the Underwriter. The information in the Structural Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Structural Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 9.01.        Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      PRO FORMA Financial Information.

                           Not applicable.

                  (c)      Exhibits



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
                                     ITEM 601(A) OF
      EXHIBIT NO.                    REGULATION S-K                             DESCRIPTION
                                     EXHIBIT NO.
           1                              99.1                   Structural  Term  Sheets (as defined in Item 8.01)
                                                                 that  have been  provided  by the  Underwriter  to
                                                                 certain  prospective  purchasers of Deutsche Alt-A
                                                                 Securities,   Inc.   Mortgage  Loan  Trust  Series
                                                                 2005-1  Certificates.  The Structural  Term Sheets
                                                                 have been filed on paper  pursuant to a continuing
                                                                 hardship   exemption   from   certain   electronic
                                                                 requirements.
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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 2005


                                          DEUTSCHE ALT-A SECURITIES, INC.


                                          By: /s/ Michael Commaroto
                                             ----------------------------
                                          Name:   Michael Commaroto
                                          Title:  President

                                          By: /s/ Peter Cerwin
                                              ---------------------------
                                          Name:   Peter Cerwin
                                          Title:  Vice-President

                                  EXHIBIT INDEX



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
                                   Item 601(a) of                Sequentially
Exhibit Number                     Regulation S-K                Numbered
                                   Exhibit No.                   Description                        Page
1                                  99.1                          Structural Term Sheets.  The       6
                                                                 Preliminary Structural Term
                                                                 Sheet has been filed on paper
                                                                 pursuant to a continuing
                                                                 hardship exemption from certain
                                                                 electronic requirements.
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